SUPPLEMENT TO THE PROSPECTUSES,
SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO VARIABLE TRUST FUNDS
For the Wells Fargo VT Small Cap Growth Fund (the "Fund")

At a meeting held on August 15-16, 2017, the Board of Trustees of the Fund approved the reopening of the Fund's Class 1 and Class 2 shares to new investors effective September 29, 2017 (the "Reopening").

All references to Class 1 and Class 2 shares as "closed" in the Fund's prospectuses, summary prospectuses and Statement of Additional Information are deleted effective upon the Reopening.

August 17, 2017	VT1087/P1411S2